                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant / /
Filed by a party other than the Registrant /X/
Check the appropriate box:
/ /  Preliminary proxy statement      / /  Confidential, for Use of the Commission
                                           Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive proxy statement
/ /  Definitive additional materials
/X/  Soliciting material under Rule 14a-12

                                  HAGGAR CORP.
                                  ------------
                (Name of Registrant as Specified in Its Charter)

                            KAHN BROTHERS & CO., INC.
                            -------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/   No fee required.

/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title  of each  class of  securities  to which  transaction  applies:  Not applicable
--------------------------------------------------------------------------------
(2)   Aggregate  number  of  securities  to  which  transaction   applies:   Not
      applicable
--------------------------------------------------------------------------------
(3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is
      calculated   and   state   how  it   was   determined):   Not   applicable
--------------------------------------------------------------------------------
(4)   Proposed  maximum  aggregate  value of  transaction:  Not  applicable
--------------------------------------------------------------------------------
(5)   Total fee paid: Not applicable

/ /   Fee paid previously with preliminary materials.

/ /   Check box if any part of the fee is offset as  provided  by  Exchange  Act
      Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid  previously.  Identify the previous filing by registration  statement number, or the form or schedule and the date of its filing.

(1)   Amount Previously Paid: Not applicable
--------------------------------------------------------------------------------
(2)   Form, Schedule or Registration Statement No.: Not applicable
--------------------------------------------------------------------------------
(3)   Filing Party: Not applicable
--------------------------------------------------------------------------------
(4)   Date Filed: Not applicable
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

            Kahn Brothers & Co., Inc. ("Kahn  Brothers") is filing materials contained in this Schedule 14A with the  Securities  and Exchange  Commission in connection with a possible solicitation of proxies in support of the election of the nominees of Kahn Brothers  &  Co. Profit  Sharing Plan &  Trust (the
"Trust") to the Board of Directors of Haggar Corp.  (the  "Company") at the next annual meeting of the stockholders of the Company (the "Annual Meeting"). Thomas
G.  Kahn,  a nominee of the  Trust,  is the  President  of Kahn  Brothers  and a
co-trustee of the Trust.

            Item 1: On  November  27,  2002,  the  Trust  sent a  letter  to the
Secretary of the Company nominating  Messrs.  Thomas G. Kahn and Mark E. Schwarz as directors to be elected in the next Annual Meeting.

            Item 2: On  December  4,  2002,  Thomas G. Kahn sent a letter to the
Chairman of the Board of Directors of the Company (the "Board")  requesting that the Board  reconsider  its  position  and  appoint Mr. Kahn as a director of the
Company and have the Company  withdraw the Complaint for  Declaratory  Relief it filed on November 22, 2002, in the District Court of Clark County, Nevada.

Item 1:

                           DIRECTOR NOMINATION LETTER

                          KAHN BROTHERS & CO., INC.
                               555 MADISON AVENUE,
                            NEW YORK, NEW YORK 10022

                                                   November 27, 2002
Corporate Secretary
Haggar Corp.
6113 Lemmon Ave.
Dallas, TX 75209

            Re:   Notice of Intention to Nominate Individuals for Election as
                  Directors at the 2003 Annual Meeting of Stockholders of
                  Haggar Corp. ("Haggar" or the "Company")
                  -----------------------------------------------------------

Dear Mr. Tehle:

            Thomas G. Kahn, Donald W. Kahn, and Irving Kahn  (collectively,  the
"Co-trustees"),  as Co-trustees, and solely in their capacities as such, for the
Kahn Brothers & Co. Profit Sharing Plan &  Trust,  under agreement dated
June 25,  1979 (the  "Trust"),  are  owners  of record of at least one  thousand
(1,000) shares of common stock,  $.10 par value per share of Haggar (the "Common
Stock").  The Co-trustees  and the Trust are referred to collectively  herein as the "Shareholder."

            By this letter, and all exhibits attached hereto (the "Notice"), the
Shareholder  hereby  nominates and notifies you of its intent to nominate Thomas
G. Kahn and Mark E. Schwarz (each a "Nominee" and collectively,  the "Nominees")
to be elected to the Board of Directors  of Haggar (the  "Haggar  Board") at the
2003  annual  meeting  of  stockholders  of Haggar,  or at any other  meeting of
stockholders  held  in  lieu  thereof,   including  any  and  all  adjournments,
postponements, re-schedulings, or continuations thereof (collectively, the "2003
Meeting").  Neither of the  Nominees is over the age of 67. This Notice is given pursuant  to the advance  notice  requirements  of Article II,  Section 8 of the
Amended and Restated  Bylaws of Haggar (the "Bylaws").  The  Shareholder  hereby sets forth the information and representations required pursuant to Section 8 of the Bylaws as follows:

            1.    Information  relating to the Nominees required to be disclosed in  solicitations  of proxies for  election of directors in an election contest,  or otherwise  required,  pursuant to and in accordance with  Regulation 14A under the Securities  Exchange
                  Act of 1934, as amended (the "Exchange  Act"): See information attached as Exhibit A.

            2.    Written  consent  of each  Nominee  to be named  in the  proxy statement  as a nominee and to serve as a director if elected:
                  See Consents of Thomas G. Kahn and Mark E.  Schwarz,  attached as Exhibits B-1 and B-2, respectively.

            3.    Name of the Shareholder,  as it appears on the corporate books of Haggar, is:

                  "IRVING DONALD & THOMAS KAHN
                  TR UA O6 25 79
                  KAHN BROTHERS & CO INC
                  PFT SH PL & TR"

                  The current business address of the Shareholder is 555 Madison
                  Avenue, New York, New York,  10022-3301.  The Shareholder also holds certain  shares of Common Stock  through the  Depository
                  Trust Company,  whose address is 55 Water Street,  50th Floor,
                  New York, New York, 10041.

            4.    Class and number of shares owned beneficially and of record by
                  Shareholder: As of the date hereof, Shareholder was the record owner of at least one thousand  (1,000) shares of Common Stock and the beneficial  owners of at least  twenty-eight  thousand six hundred  (28,600)  shares of Common Stock.  One or more of the  Co-trustees  may be deemed to be, directly or indirectly, the  beneficial  owners  of as many as  837,269  of  shares of
                  Common Stock.

            5.    Representation of Shareholder: The Shareholder represents that it is the holder of record of shares of Common Stock  entitled to vote at the 2003  Meeting  and that the  Shareholder  (or a qualified  representative of the Shareholder)  shall appear in person  or by  proxy  at  the  2003  Meeting  to  propose  the foregoing nominations. The Shareholder further represents that it intends,  or is part of a group that intends,  to deliver a proxy statement to stockholders to elect the Nominees,  and/or otherwise to solicit  proxies from  stockholders in support of such nomination.

            The  Shareholder,  Kahn Brothers & Co., Inc. ("Kahn  Brothers"),
and the Nominees  (collectively,  the "Group")  have entered into a Joint Filing and  Reimbursement  Agreement,  attached hereto as Exhibit C and incorporated by reference,  in which,  among other things, (i) the Group has agreed to the joint filing on behalf of each of them of  statements  on Schedule 13D with respect to the Common Stock of the Company,  and (ii) Kahn  Brothers has agreed to bear all expenses incurred in connection with the Group's activities,  including approved expenses  incurred  by any of the  parties  in the  solicitation  of  proxies or written  consents by the  Shareholder.  Kahn  Brothers  has also entered into an indemnification  letter with each of the Nominees and with the Shareholder.  The
indemnification   letters  are  attached   hereto  as  Exhibits  D,  E,  and  F,
respectively,  and are  incorporated by reference.  Other than as stated in this
Notice  (including  all  attached  Exhibits),   there  are  no  arrangements  or
understandings between the Kahn Brothers, the Shareholder, and the Nominees or

any other person  pursuant to which the nominations  described  herein are to be made,  other than the  above-referenced  consents  by the  Nominees  to serve as directors if elected as such.

            To the extent there are in excess of two (2) vacancies of the Haggar
Board to be filled by election at the 2003 Meeting or Haggar  increases the size of Haggar's Board above its existing size, the Shareholder reserves the right to nominate  additional  nominees  to be elected  to the  Haggar  Board at the 2003
Meeting.  Additional  nominations  made pursuant to the  preceding  sentence are without  prejudice  to the  position  of the  Shareholder  that any  attempt  to
increase  the  size  of  the  current  Haggar  Board   constitutes  an  unlawful
manipulation of Haggar's corporate machinery. If this Notice shall be deemed for any reason by a court of competent  jurisdiction to be ineffective  with respect to the  nomination  of the Nominees at the 2003  Meeting,  or if any  individual
Nominee shall be unable to serve for any reason,  this Notice shall  continue to be effective with respect to the remaining  Nominee(s) and as to any replacement
Nominee(s)  proposed  by the  Shareholders.  The giving of this Notice is not an admission  that the  procedures  for notice  contained  in the Bylaws are legal, valid,  or binding,  and the  Shareholder  reserves the right to challenge their validity.

            Please address any  correspondence to Kahn Brothers & Co., Inc.,
555  Madison  Avenue,  New York,  New York,  10022-3301,  Attn:  Thomas G. Kahn,
telephone  212-980-5050,  facsimile  212-755-5330.  Please  send a  copy  of all correspondence  to our counsel,  Rooker Gibson &  Later, 701 N. Green Valley
Parkway,  Henderson,  NV 89074, Attn: D. Heath Bailey,  telephone  702-990-8100, facsimile 702-932-5266.

                                          Sincerely,

                                          /s/ Thomas G. Kahn
                                          --------------------------------------
                                          Thomas G. Kahn, a/k/a,
                                          "THOMAS KAHN TR UA 06 25 79
                                          KAHN BROTHERS & CO INC PFT SH PL
                                          & TR," Co-trustee

                                          /s/ Donald W. Kahn
                                          --------------------------------------
                                          Donald W. Kahn, a/k/a,
                                          "DONALD KAHN TR UA 06 25 79
                                          KAHN BROTHERS & CO INC PFT SH PL
                                          & TR," Co-trustee

                                          /s/ Irving Kahn
                                          --------------------------------------
                                          Irving Kahn, a/k/a,
                                          "IRVING KAHN TR UA 06 25 79
                                          KAHN BROTHERS & CO INC PFT SH PL
                                          & TR," Co-trustee

                                    EXHIBIT A

            The  following  information  is  submitted  pursuant  to Article II,
Section 8, of the Amended and  Restated  Bylaws of Haggar Corp.  ("Haggar"),  in
connection  with the foregoing  notice of nomination of directors (the "Notice")
for the 2003 Meeting.  This Exhibit A, along with  Schedules  A-1, A-2, A-3, and
A-4 hereto, is intended to furnish additional information not otherwise provided in the Notice relating to each person nominated  (collectively,  the "Nominees")
by Kahn Brothers & Co. Profit Sharing Plan &  Trust (the  "Shareholder")
to the Board of  Directors  of Haggar that would be required to be  disclosed in solicitations of proxies for election for directors in an election  contest,  or otherwise  would be required,  pursuant to and in accordance with Regulation 14A under the Securities  Exchange Act of 1934. The  information  provided herein is responsive  to,  and  complete  in  respect  of,  those  provision  of Reg.  14A applicable to the Nominees, or either of them. Certain responses in the negative may be omitted.  The information provided herein reflects the best knowledge and belief of the Nominees as of the date of the Notice.

            THOMAS G. KAHN:  Mr. Kahn is 60 years old.  Since 1995, Mr. Kahn has served as President of Kahn Brothers & Co., Inc. ("Kahn  Brothers"),  a NYSE
Member Firm. Founded in 1978 to continue a practice begun in 1929, Kahn Brothers conducts a registered  brokerage  business and  registered  investment  advisory business  with assets  under  management  of  approximately  $575  million.  The principal business address of Kahn Brothers, and Mr. Kahn's business address, is
555  Madison  Avenue,  New York,  New York  10022-3301.  In  addition,  Mr. Kahn currently  serves  as a member  of the  board  of  directors  Warwick  Community
Bancorp., a company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act.

            As of the date of the Notice,  Mr.  Kahn is the record  owner of 500 shares of common stock,  $.10 par value, of Haggar (the "Common Stock"),  and is not  the  record  holder  of any  shares  of  Common  Stock  that  he  does  not beneficially  own. By virtue of his  involvement  with Kahn  Brothers  and other related entities,  Mr. Kahn is, as of the date of the Notice, a beneficial owner of 837,269 shares of the Common Stock.  Mr. Kahn has no substantial  interest in matters to be acted upon at the 2003  Meeting,  except for his interest  arising from his beneficial stock ownership, his interest in being nominated and elected as a  director,  and his  interest  in the  nomination  and  election of Mark E.
Schwarz as a director.  None of the shares of Common  Stock held by Mr. Kahn was purchased with borrowed  funds.  For information  regarding  purchases and sales during the past two years of shares of Common  Stock  beneficially  owned by Mr.
Kahn, see Schedule A-1. For information  regarding ownership of shares of Common
Stock  held by  associates  of Mr.  Kahn,  see  Schedule  A-3.  Mr.  Kahn has no
beneficial  ownership  of any  shares of stock of any  parent or  subsidiary  of
Haggar.

            MARK E.  SCHWARZ:  Mr.  Schwarz is 42 years  old.  Since  1993,  Mr.
Schwarz  has served as the  general  partner,  directly  or through  entities he controls, of Newcastle Partners, L.P. ("Newcastle"),  a private investment firm.

The principal business address of Newcastle, and Mr. Schwarz's business address, is 300 Crescent Court, Suite 1110, Dallas, Texas 75201. As of December 2001, Mr.
Schwarz is the managing member of Newcastle Capital Group,  L.L.C.,  the general partner of Newcastle Capital  Management,  L.P., which is the general partner of
Newcastle.   Mr.  Schwarz  was  also  the  Vice  President  of  Sandera  Capital
Management,  L.L.C.,  a private  investment  firm associated with the Lamar Hunt
("Hunt")  family from 1995 until  September  1999 and a  securities  analyst and portfolio  manager  for  SCM  Advisors,  L.L.C.,  a  Hunt-affiliated  registered investment  advisory firm from May 1993 to 1996. Mr. Schwarz currently serves as
Chairman   of   the   Board   of   Hallmark   Financial   Services,    Inc.,   a
property-and-casualty  insurance holding company which has a class of securities registered  pursuant  to  section  12 of  the  Exchange  Act or  subject  to the requirements  of section 15(d) of such Act. Mr.  Schwarz is also a member of the boards of directors of the following  additional companies which have a class of securities  registered  pursuant to section 12 of the Exchange Act or subject to the  requirements  of section  15(d) of such Act: SL  Industries,  Inc., a power supply and power motion products manufacturer;  Nashua Corporation,  a specialty paper,  label, and printing  supplies  manufacturer;  Bell  Industries,  Inc., a
company  that  provides  computer  systems  integration  services,   distributes
after-market parts to the recreational  vehicle market, and manufactures passive electronic components; Tandycrafts, Inc., a company that manufactures frames and framed  art;  and  WebFinancial  Corporation,  a banking and  specialty  finance company.  Mr. Schwarz was previously a member of the Board of Directors of Aydin
Corporation,  a defense  electronics  manufacturer until its sale in 1999 to L-3
Communications.

            Mr.  Schwarz is a  beneficial  owner of four  thousand  two  hundred
(4,200)  shares of common stock of Haggar,  and is not the record  holder of any shares  of  Common  Stock he does  not  beneficially  own.  Mr.  Schwarz  has no substantial interest in matters to be acted upon at the 2003 Meeting, except for his interest arising from his beneficial stock ownership,  his interest in being nominated  and elected as a director,  and his  interest in the  nomination  and election  of Thomas G. Kahn as a  director.  None of the shares of Common  Stock held by Mr. Schwarz was purchased with borrowed funds. For information regarding purchases  and  sales  during  the last two  years of  shares  of  Common  Stock beneficially owned by Mr. Schwarz,  see Schedule A-2. For information  regarding ownership  of shares of Common  Stock held by  associates  of Mr.  Schwarz,  see
Schedule A-4. Mr. Schwarz has no beneficial  ownership of any shares of stock of any parent or subsidiary of Haggar.

            ARRANGEMENTS,  UNDERSTANDINGS,  CONTRACTS:  Mr. Kahn and Mr. Schwarz
are  each a party  to  separate  indemnification  letters  with  Kahn  Brothers, effective as of the date of the Notice.  Copies of the  indemnification  letters are submitted herewith.  Additionally, Mr. Kahn, Mr. Schwarz, Kahn Brothers, and
the Shareholder  have entered into a Joint Filing and  Reimbursement  Agreement, effective  as of the  date  of the  Notice.  A copy  of  the  Joint  Filing  and
Reimbursement Agreement is submitted herewith. Neither Mr. Kahn nor Mr. Schwarz, nor any of their respective associates, has any understandings, arrangements, or agreements  with  Haggar or with any other  person  with  respect  to any future transactions or employment with Haggar or any of Haggar's affiliates.

            MISCELLANEOUS:  In the  past ten  years,  neither  Mr.  Kahn nor Mr.
Schwarz  has  been  convicted  in  a  criminal  proceeding   (excluding  traffic
violations  or similar  misdemeanors).  During the last five years,  neither Mr.
Kahn nor Mr.  Schwarz has been a party to a legal  proceeding  described in Item
401(f) of Regulation  S-K of the Exchange Act  ("Regulation  S-K").  Neither Mr.
Kahn nor Mr. Schwarz has any family relationship, as described in Item 401(d) of
Regulation  S-K.  Neither Mr. Kahn nor Mr. Schwarz,  or any of their  respective associates  or immediate  family  members,  is a party to any  transaction  with
Haggar since October 1, 2001 involving an amount exceeding $60,000.  Neither Mr.
Kahn nor Mr.  Schwarz has had any  business  relationship,  as described in Item
404(b) of Regulation S-K.  Neither Mr. Kahn nor Mr.  Schwarz,  nor any immediate family  member or other  associate of either of them, is or has been indebted to
Haggar in an amount exceeding $60,000.

                       [SCHEDULES A-1 through A-4 Follow]

                                  SCHEDULE A-1

               TRANSACTIONS DURING THE LAST TWO YEARS IN SHARES OF
                HAGGAR CORP. BENEFICIALLY OWNED BY THOMAS G. KAHN
--------------------------------------------------------------------------------

Shares:                              Transaction:           Date:

10,000                               BOT                    7/25/2001
11,600                               BOT                    1/4/2002
 3,400                               BOT                    1/8/2002
   700                               BOT                    8/2/2001
   700                               BOT                    8/2/2001
 5,000                               BOT                    7/27/2001
   300                               BOT                    5/25/2001
 1,000                               BOT                    11/14/2002
10,000                               BOT                    11/5/2002
 5,000                               BOT                    11/13/2002
 5,000                               BOT                    11/14/2002
   300                               BOT                    8/14/2001
   200                               BOT                    8/6/2001
 1,000                               BOT                    8/6/2001
 1,000                               BOT                    4/18/2001
   500                               BOT                    9/21/2001
 3,000                               BOT                    10/31/2001
   900                               BOT                    11/2/2001
   100                               BOT                    11/6/2001
14,000                               BOT                    11/7/2001
 2,000                               BOT                    11/8/2001
20,000                               SOLD                   12/18/2001
 1,000                               BOT                    8/14/2001
 1,000                               BOT                    11/8/2001
 1,000                               SOLD                   12/18/2001
   500                               BOT                    11/8/2001
   500                               SOLD                   12/18/2001
 8,000                               BOT                    11/15/2001
 5,500                               SOLD                   12/27/2001
 2,500                               SOLD                   12/28/2001
 3,000                               BOT                    11/18/2002
   500                               BOT                    8/14/2001
   500                               BOT                    8/14/2001
   700                               SOLD                   12/31/2000

Shares:                              Transaction:           Date:

    850                              BOT                    12/31/2001
  1,000                              BOT                    11/16/2001
  1,000                              SOLD                   12/28/2001
  1,000                              BOT                    3/23/2001
  1,000                              BOT                    3/28/2001
  1,000                              BOT                    11/23/2001
  1,200                              BOT                    9/21/2001
  2,000                              BOT                    9/21/2001
    300                              BOT                    9/21/2001
  5,000                              BOT                    11/18/2002
  1,500                              BOT                    11/21/2001
  2,000                              BOT                    8/2/2001
  2,000                              BOT                    10/30/2001
    300                              BOT                    8/14/2001
    450                              BOT                    9/19/2001
  1,050                              BOT                    9/20/2001
    200                              BOT                    8/1/2001
    400                              BOT                    12/12/2000
    500                              BOT                    7/31/2001
    700                              BOT                    12/5/2001
  3,500                              SOLD                   9/21/2001
  1,000                              BOT                    1/22/2002
    500                              BOT                    1/22/2002
    300                              BOT                    9/21/2001
  2,000                              BOT                    3/28/2001
    300                              SOLD                   7/9/2002

* BOT represents Bought

                                  SCHEDULE A-2

               TRANSACTIONS DURING THE LAST TWO YEARS IN SHARES OF
               HAGGAR CORP. BENEFICIALLY OWNED BY MARK E. SCHWARZ
--------------------------------------------------------------------------------

Shares:                 Transaction:           Date:

2,000                   Bought                 November 20, 2002
2,000                   Bought                 November 21, 2002
  200                   Bought                 November 25, 2002

                                  SCHEDULE A-3

                 SECURITIES OF HAGGAR CORP. OWNED BENEFICIALLY,
            DIRECTLY OR INDIRECTLY, BY ASSOCIATES OF THOMAS G. KAHN*
--------------------------------------------------------------------------------

Kahn Brothers & Co., Inc. Profit Sharing Plan & Trust          29,600
C/O Kahn Brothers & Co., Inc.
555 Madison Avenue - 22nd Floor
New York, New York 10022

Kahn Brothers & Co., Inc. Profit Sharing Plan Voluntary             1,200
Contribution Section, Irving, Donald, Thomas Kahn TRS
Thomas Kahn Section
C/O Kahn Brothers & Co., Inc.
555 Madison Avenue - 22nd Floor
New York, New York 10022

Donald Kahn & Thomas G. Kahn TRS                                    1,500
FBO Victoria R. Kahn
C/O Kahn Brothers & Co., Inc.
555 Madison Avenue - 22nd Floor
New York, New York 10022

Kahn Brothers Value Fund LP                                            35,000
C/O Kahn Brothers & Co., Inc.
555 Madison Avenue - 22nd Floor
New York, New York 10022

Ackerman Institute for Family Therapy                                   3,500
Ruth Perl Kahn Fund
C/O Kahn Brothers & Co., Inc.
555 Madison Avenue - 22nd Floor
New York, New York 10022

Michele & Thomas G. Kahn Foundation Inc.                            1,000
C/O Kahn Brothers & Co., Inc.
555 Madison Avenue - 22nd Floor
New York, New York 10022

--------------------------------
* Pursuant to Rule 13d-3 promulgated under the Exchange Act, Mr. Kahn may also be deemed to have beneficial ownership of some or all of the shares listed herein.

Delaware Charter G&T Co., Tr.                                     500
FBO Michele D. Kahn IRA
C/O Kahn Brothers & Co., Inc.
555 Madison Avenue - 22nd Floor
New York, New York 10022

Kahn Brothers & Partners, L.P.                                 25,000
C/O Kahn Brothers & Co., Inc.
555 Madison Avenue - 22nd Floor
New York, New York 10022

----------------------------
* Pursuant to Rule 13d-3 promulgated under the Exchange Act, Mr. Kahn may also be deemed to have beneficial ownership of some or all of the shares listed herein.

                                  SCHEDULE A-4

                 SECURITIES OF HAGGAR CORP. OWNED BENEFICIALLY,
            DIRECTLY OR INDIRECTLY, BY ASSOCIATES OF MARK E. SCHWARZ
--------------------------------------------------------------------------------

Newcastle Partners, L.P.                                   4,200 shares*
c/o Newcastle Capital Management, L.P.
300 Crescent Court, Suite 1110
Dallas, Texas 75201

----------------------
* Pursuant to Rule 13d-3  promulgated  under the Exchange  Act,  Mark E. Schwarz also has beneficial ownership of these shares.

                                   EXHIBIT B-1

                                THOMAS GRAHAM KAHN
                               555 Madison Avenue
                         New York, New York 10022-3301
                   Telephone 212-980-5050 * Fax 212-755-5330

                           WRITTEN CONSENT OF NOMINEE

I, Thomas G. Kahn,  hereby  consent to my being named in a proxy  statement,  or otherwise nominated, as a nominee to serve as a director of Haggar Corp., and to serve as a director if elected.

                                                 /s/ Thomas G. Kahn

                                  EXHIBIT B-2

                           WRITTEN CONSENT OF NOMINEE

I, Mark E. Schwarz,  hereby consent to my being named in a proxy  statement,  or otherwise nominated, as a nominee to serve as a director of Haggar Corp., and to serve as a director if elected.

                                                      /s/ Mark E. Schwarz

                                    EXHIBIT C

                    JOINT FILING AND REIMBURSEMENT AGREEMENT

            WHEREAS,  the Kahn  Brothers  &  Co.  Profit  Sharing Plan &
Trust,  under agreement  dated June 25, 1979 (the "Trust"),  is a stockholder of
Haggar Corp. ("Haggar"), a Nevada corporation;

            WHEREAS,  the Trust  wishes to  nominate  directors  to the Board of
Directors of Haggar and solicit written  consents or votes to elect its nominees to the Board of Directors of Haggar at the next annual  meeting of  stockholders or other meeting of stockholders held for such purpose; and

            WHEREAS,  Thomas  G.  Kahn and Mark E.  Schwarz  (collectively,  the
"Nominees")  agree to serve as the Trust's nominees to the Board of Directors of
Haggar and to serve as directors if elected.

            NOW,  IT IS AGREED,  as of this 27th day of  November  2002,  by the parties hereto:

            1.   To the extent the  undersigned  are required to file a Schedule
                 13D with  respect to the common  stock of Haggar,  they  hereby agree,  in  accordance  with  Rule  13d-l(k)(l)(iii)  under the
                 Securities  Exchange  Act of 1934,  as  amended,  to the  joint filing on behalf of each of them of such statements on Schedule
                 13D.

            2.   So long as this agreement is in effect, each of the undersigned
                 shall  provide   written   notice  to  Olshan   Grundman  Frome
                 Rosenzweig & Wolosky LLP ("Olshan") and Rooker Gibson &
                 Later  ("Rooker") of (i) any of their purchases or sales of the common  stock of  Haggar;  or (ii) any  shares  over which they acquire or dispose of  beneficial  ownership.  Notice  shall be given no later than 24 hours after each such transaction.

            3.   Kahn Brothers &  Co., Inc.  (`Kahn")  hereby agrees to bear all expenses  incurred in connection with the nomination of the
                 Nominees  to  the  Board  of  Directors  of  Haggar,  including expenses  incurred by the Nominees in  solicitation  of written consents or votes. By this Agreement, Kahn consents to expenses incurred in connection  with the retention of Olshan and Rooker relating to the activities contemplated hereby. Notwithstanding the  foregoing,  Kahn shall not be  required to  reimburse  any
                 Nominee or the Trust for (i) out-of-pocket expenses incurred by a  Nominee  or the  Trust in the  aggregate  in  excess of $250 without prior written  approval;  (ii) the value of the time of any  Nominee or the Trust;  or (iii) the costs of any  counsel, other than Olshan and Rooker or any other  counsel  approved in writing by the parties. A party incurring any material expenses will inform the other parties in advance of such expenses being incurred.

            4.   The  relationship  of the  parties  hereto  shall be limited to carrying on the business as described herein in accordance with the  terms  of  this  Agreement.  Such  relationship  shall  be construed and deemed to be for the sole and limited  purpose of carrying on such business as described  herein.  Nothing herein shall be construed  to  authorize  any party to act as an agent
                 for  any  other  party,   or  to  create  a  joint  venture  or
                 partnership,  or  to  constitute  an  indemnification.  Nothing herein  shall  restrict  any party's  right to purchase or sell shares  of  Haggar,  as  it  deems  appropriate,  in  its  sole discretion  nor shall  anything  herein be construed to require any party to deliver a written consent to any other party or to refrain from revoking any consent after it has been given.

            5.   This Agreement may be executed in  counterparts,  each of which shall be deemed an original and all of which,  taken  together, shall constitute but one and the same instrument,  which may be sufficiently evidenced by one counterpart.

            6.   In the event of any dispute  arising out of the  provisions  of this  agreement,  the parties  hereto consent and submit to the exclusive  jurisdiction  of the Federal and State Courts in the
                 State of New York.

            7.   Any party  hereto  may  terminate  his  obligations  under this agreement at any time on 72 hours  written  notice to all other parties,  with a copy by fax to Steven  Wolosky at Olshan,  Fax
                 No. (212)  755-1467  and Heath Bailey at Rooker,  Fax No. (702)
                 932-5266.  Each party acknowledges that Olshan and Rooker shall act as counsel for the Trust and each of the Nominees.

                            [Signature Page Follows]

          [Signature Page of Joint Filing and Reimbursement Agreement]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                           KAHN BROTHERS & CO. PROFIT SHARING
                                           PLAN & TRUST, UNDER AGREEMENT
                                           DATED JUNE 25, 1979

                                           By: /s/ Thomas G. Kahn
                                               ------------------
                                               Thomas G. Kahn, a/k/a,
                                               THOMAS KAHN TR UA 06 25 79
                                               KAHN BROTHERS & CO INC
                                               PFT SH PL & TR, CO-TRUSTEE

                                           By: /s/ Donald W. Kahn
                                               ------------------
                                               Donald W. Kahn, a/k/a,
                                               DONALD KAHN TR UA 06 25 79
                                               KAHN BROTHERS & CO INC
                                               PFT SH PL & TR, CO-TRUSTEE

                                           By: /s/ Irving Kahn
                                               -------------------
                                               Irving Kahn, a/k/a,
                                               IRVING KAHN TR UA 06 25 79
                                               KAHN BROTHERS & CO INC
                                               PFT SH PL & TR, CO-TRUSTEE

                                           KAHN BROTHERS & CO., INC.

                                           By: /s/ Thomas G. Kahn
                                               ------------------
                                               Name: Thomas G. Kahn
                                               Title: President

          [Signature Page of Joint Filing and Reimbursement Agreement]

                                           NOMINEES

                                           /s/ Thomas G. Kahn
                                           ------------------
                                           Thomas G. Kahn
                                           555 Madison Avenue
                                           New York, New York 10022

                                           /s/ Mark E. Schwarz
                                           --------------------
                                           Mark E. Schwarz
                                           Newcastle Capital Management, L.P.
                                           300 Crescent Court, Suite 1110
                                           Dallas, Texas 75201

                                   EXHIBIT D

                    INDEMNIFICATION LETTER OF THOMAS G. KAHN

                            Kahn Brothers & Co., Inc.
             555 Madison Avenue, 22nd Floor New York, New York 10022
                       (212) 980-5050 . Fax (212) 755-5330

                                                  November 27, 2002

Mr. Thomas G. Kahn
Kahn Brothers & Co., Inc.
555 Madison Avenue, 22nd Floor
New York, New York 10022

                                Re: Haggar Corp.
                                    -----------

Dear Mr. Kahn:

            Thank you for  agreeing to serve as a nominee (a  "Nominee")  to the
Board of Directors of Haggar Corp.  ("Haggar")  in the proxy  solicitation  that
Kahn  Brothers  &  Co.,  Inc.  Pension and Profit  Sharing Plan ("KBPP") and
certain  other  parties  are  considering  undertaking  to  nominate  and  elect directors at the Haggar Corp. 2003 Annual Meeting of Stockholders,  or any other
meeting  of   stockholders   held  in  lieu  thereof,   and  any   adjournments,
postponements,   reschedulings  or  continuations   thereof.   Your  outstanding
qualifications,  we believe, will prove a valuable asset to Haggar Corp. and all of its stockholders. This letter will set forth the terms of our agreement.

            Kahn Brothers & Co., Inc.  ("KB&CO") agrees to indemnify and hold you harmless  against any and all claims of any nature,  whenever  brought, arising from the proxy solicitation by KBPP and any transaction directly related to the proxy solicitation (each, a "Related  Transaction"),  irrespective of the outcome;  provided,  that this indemnification  agreement and all of KB&CO's obligations  hereunder  may be  immediately  terminated by KB&CO in its sole discretion, by giving written notice of termination to you in the event that you withdraw  as a  Nominee  or  KS&CO  requires  you to  withdraw  in its  sole discretion.  This  indemnification  will  include  any and all (each,  a "Loss")
losses,  liabilities,  damages,  demands, claims, suits, actions,  judgments, or causes of action, assessments, reasonable costs and expenses, including, without limitation,  interest,  penalties,  reasonable  attorneys' fees, and any and all reasonable costs and expenses incurred in investigating,  preparing or defending against any litigation,  commenced or threatened,  or any claim whatsoever,  and any and all  amounts  paid in  settlement  of any claim or  litigation  asserted against,  resulting,  imposed upon, or incurred or suffered by you,  directly or indirectly,  as a result of or arising from the proxy  solicitation  by KBPP and any  Related  Transaction,  except to the extent that any such Loss is caused by your gross negligence or willful misconduct or unauthorized acts.

            In the event that a claim or Loss is asserted  against you for which you may seek  indemnification  pursuant to the prior  paragraph,  you shall give
KB&CO  written  notice  of such  claim or Loss and  shall  cooperate  in the defense thereof. Upon receipt of such written notice, KB&CO will provide you with counsel to represent you. You will not compromise,  settle or pay any claim or loss for which you may seek indemnification pursuant to this letter agreement without  the prior  written  consent  of  KB&CO.  In  addition,  you will be reimbursed  promptly for all  indemnifiable  Losses  suffered by you and for all reasonable  out-of-pocket  expenses  incurred  by  you  relating  to  the  proxy solicitation and any Related Transaction.

            If you agree to the foregoing  terms,  please sign below to indicate your acceptance.

                                   Sincerely,

                                   KAHN BROTHERS & CO., INC.

                                   /s/ Irving Kahn
                                   -------------------------------
                                   Irving Kahn, Chairman

ACCEPTED AND AGREED:

/s/ Thomas G. Kahn
------------------
Thomas G. Kahn

                                   EXHIBIT E

                    INDEMNIFICATION LETTER OF MARK E. SCHWARZ

                            Kahn Brothers & Co., Inc.
             555 Madison Avenue, 22nd Floor New York, New York 10022
                      (212) 980-5050 . Fax (212) 755-5330

                                                       November 26, 2002

Mr. Mark Schwarz
Newcastle Partners, L.P.
300 Crescent Court, Suite 1110
Dallas, Texas 75201

                                Re: Haggar Corp.
                                    ------------

Dear Mr. Schwarz:

            Thank you for  agreeing to serve as a nominee (a  "Nominee")  to the
Board of Directors of Haggar Corp.  ("Haggar")  in the proxy  solicitation  that
Kahn  Brothers  &  Co.,  Inc.  Pension and Profit  Sharing Plan ("KBPP") and
certain  other  parties  are  considering  undertaking  to  nominate  and  elect directors at the Haggar Corp. 2003 Annual Meeting of Stockholders,  or any other
meeting  of   stockholders   held  in  lieu  thereof,   and  any   adjournments,
postponements,   reschedulings  or  continuations   thereof.   Your  outstanding
qualifications,  we believe, will prove a valuable asset to Haggar Corp. and all of its stockholders. This letter will set forth the terms of our agreement.

            Kahn Brothers & Co., Inc.  ("KB&CO") agrees to indemnify and hold you harmless  against any and all claims of any nature,  whenever  brought, arising from the proxy solicitation by KBPP and any transaction directly related to the proxy solicitation (each, a "Related  Transaction"),  irrespective of the outcome;  provided,  that this indemnification  agreement and all of KB&CO's obligations  hereunder  may be  immediately  terminated by KB&CO in its sole discretion, by giving written notice of termination to you in the event that you withdraw  as a  Nominee  or  KS&CO  requires  you to  withdraw  in its  sole discretion.  This  indemnification  will  include  any and all (each,  a "Loss")
losses,  liabilities,  damages,  demands, claims, suits, actions,  judgments, or causes of action, assessments, reasonable costs and expenses, including, without limitation,  interest,  penalties,  reasonable  attorneys' fees, and any and all reasonable costs and expenses incurred in investigating,  preparing or defending against any litigation,  commenced or threatened,  or any claim whatsoever,  and any and all  amounts  paid in  settlement  of any claim or  litigation  asserted against,  resulting,  imposed upon, or incurred or suffered by you,  directly or indirectly,  as a result of or arising from the proxy  solicitation  by KBPP and any  Related  Transaction,  except to the extent that any such Loss is caused by your gross negligence or willful misconduct or unauthorized acts.

            In the event that a claim or Loss is asserted  against you for which you may seek  indemnification  pursuant to the prior  paragraph,  you shall give
KB&CO  written  notice  of such  claim or Loss and  shall  cooperate  in the defense thereof. Upon receipt of such written notice, KB&CO will provide you with counsel to represent you. You will not compromise,  settle or pay any claim or loss for which you may seek indemnification pursuant to this letter agreement without  the prior  written  consent  of  KB&CO.  In  addition,  you will be reimbursed  promptly for all  indemnifiable  Losses  suffered by you and for all reasonable  out-of-pocket  expenses  incurred  by  you  relating  to  the  proxy solicitation and any Related Transaction.

            If you agree to the foregoing  terms,  please sign below to indicate your acceptance.

                                          Sincerely,

                                          KAHN BROTHERS & CO., INC.

                                          /s/ Thomas G. Kahn
                                          ----------------------------------
                                          Thomas G, Kahn, President

ACCEPTED AND AGREED:

/s/ Mark E. Schwarz
-------------------
Mark E. Schwarz

                                   EXHIBIT F

INDEMNIFICATION LETTER OF KAHN BROTHERS & CO. PROFIT SHARING PLAN & TRUST

                            Kahn Brothers & Co., Inc.
             555 Madison Avenue, 22nd Floor New York, New York 10022
                      (212) 980-5050 . Fax (212) 755-5330

                                                   November 27, 2002

Kahn Brothers & Co., Inc. Profit Sharing Plan & Trust
c/o Kahn Brothers & Co., Inc.
555 Madison Avenue, 22nd Floor
New York, New York 10022

                                Re: Haggar Corp.
                                    ------------

Dear Mr. Kahn:

            Kahn Brothers & Co., Inc.  ("KB&CO") agrees to indemnify and hold you harmless  against any and all claims of any nature,  whenever  brought, arising from the proxy solicitation by KBPP and any transaction directly related to the proxy solicitation (each, a "Related  Transaction"),  irrespective of the outcome;  provided,  that this indemnification  agreement and all of KB&CO's obligations  hereunder  may be  immediately  terminated by KB&CO in its sole discretion, by giving written notice of termination to you in the event that you withdraw  as a  Nominee  or  KS&CO  requires  you to  withdraw  in its  sole discretion.  This  indemnification  will  include  any and all (each,  a "Loss")
losses,  liabilities,  damages,  demands, claims, suits, actions,  judgments, or causes of action, assessments, reasonable costs and expenses, including, without limitation,  interest,  penalties,  reasonable  attorneys' fees, and any and all reasonable costs and expenses incurred in investigating,  preparing or defending against any litigation,  commenced or threatened,  or any claim whatsoever,  and any and all  amounts  paid in  settlement  of any claim or  litigation  asserted against,  resulting,  imposed upon, or incurred or suffered by you,  directly or indirectly,  as a result of or arising from the proxy  solicitation  by KBPP and any  Related  Transaction,  except to the extent that any such Loss is caused by your gross negligence or willful misconduct or unauthorized acts.

            In the event that a claim or Loss is asserted  against you for which you may seek  indemnification  pursuant to the prior  paragraph,  you shall give
KB&CO  written  notice  of such  claim or Loss and  shall  cooperate  in the defense thereof. Upon receipt of such written notice, KB&CO will provide you with counsel to represent you. You will not compromise,  settle or pay any claim or loss for which you may seek indemnification pursuant to this letter agreement without  the prior  written  consent  of  KB&CO.  In  addition,  you will be reimbursed  promptly for all  indemnifiable  Losses  suffered by you and for all reasonable  out-of-pocket  expenses  incurred  by  you  relating  to  the  proxy solicitation and any Related  Transaction.  You agree to take no action relating to the proposed proxy solicitation, including but not limited to any action that could result in any potential claims or Losses.

            If you agree to the foregoing  terms,  please sign below to indicate your acceptance.

                                   Sincerely,

                                   KAHN BROTHERS & CO., INC.

                                   /s/ Irving Kahn
                                   -------------------------------
                                   Irving Kahn, Chairman

ACCEPTED AND AGREED:

/s/ Thomas G. Kahn
--------------------------
Thomas G. Kahn, Co-Trustee

Item 2:

                            KAHN BROTHERS & CO., INC.
                               555 MADISON AVENUE
                            NEW YORK, NEW YORK 10022

                                              December 4, 2002

BY FACSIMILE AND FEDERAL EXPRESS
--------------------------------

J. M. Haggar, III
Chairman of Board
Haggar Corp.
6311 Lemmon Avenue
Dallas, Texas 75209

        Re: Request for Board Representation
            --------------------------------

Dear Mr. Haggar:

            Reference is made to the  nomination  letter dated November 27, 2002 to  Haggar  Corp.  (the  "Company")  nominating  two  nominees  to the  Board of
Directors of the Company (the "Haggar Board").  As you know, we strongly believe that our rights,  and the rights of the other  stockholders who share our views, must be  preserved  and that it is in our best  interests  that  our  rights  be directly represented on the Haggar Board. Consequently, we would like to request that you and the other members of the Haggar Board  reconsider your position and grant our request to appoint me as a director of the Company.  If I am appointed to the  Haggar  Board,  we will  refrain  from  soliciting  proxies to elect our nominees to the Haggar Board at the next annual meeting of the  stockholders  of the Company and the Company will be saved from  conducting an unnecessary  proxy contest.

            As you know,  on November 14, 2002 we  requested  from the Company a copy  of its  stockholder  ledger  to be  used  for,  among  other  things,  our solicitation  of proxies for the  election of nominees to the Haggar  Board.  In response to our request for  stockholder  ledger,  the Company filed a Complaint for Declaratory  Relief (the  "Complaint") on November 22, 2002, in the District
Court of Clark County, Nevada. The Complaint alleged various deficiencies in our demand letter and sought a declaration of my rights to the Company's stockholder ledger.  We believe this action is an unnecessary  waste of the Company's assets and has been  undertaken to chill our efforts to conduct a proxy  contest.  This effort by the  Company  will be  unsuccessful  and we believe  that the  Company should not waste any more effort in this regard.

            Although we  vigorously  deny that the demand  letter was in any way deficient,  we will shortly send to the Company a revised  demand letter for its stockholder  ledger  that  addresses  the  deficiencies  you have  raised in the
Complaint.  In view of the revised demand letter, we would also like to ask that you have the Company  withdraw the Complaint  immediately to prevent any further waste of corporate assets. We hope that you will respect the democratic  process and allow the  stockholders  of the Company to exercise  their right to vote for shareholder  nominated  representatives  to the  Haggar  Board  in  contrast  to management nominated  representatives without entering into any other litigation related  either to the  stockholder  ledger or to the  upcoming  proxy  contest, including but not limited to the nomination letter.

            If you  would  like to  discuss  this  matter  further  or have  any questions,  please feel free to call Thomas G. Kahn at (212) 980-5050,  D. Heath
Bailey at (702) 990-8100 or Steven Wolosky at (212) 451-2333.  I would welcome a call.

                                Very truly yours,

                                /s/Thomas G. Kahn

cc:         Frank D. Braken, director Haggar Corp.
            Rae F. Evans, director Haggar Corp.
            Richard W Heath, director Haggar Corp.
            John C. Tolleson, director Haggar Corp.

                             SUPLEMENTAL INFORMATION

            The Trust intends to make a preliminary filing with the SEC of proxy materials to be used to solicit  votes for the election of the Trust's  nominees at the next Annual Meeting.  The Trust strongly  advises all stockholders of the
Company to read the proxy statement and any other relevant  documents when it is available  because it will contain important  information.  Such proxy statement and any other relevant documents will be available at no charge on the SEC's web site at www.sec.gov.

            The Trust  beneficially owns 29,600 shares of common stock, $.10 par value of the Company (the  "Common  Stock").  Kahn  Brothers  beneficially  owns
784,669  shares of Common  Stock  which are held in the names of its  investment advisory clients.  Messrs.  Thomas G. Kahn and Mark E. Schwarz  beneficially own
837,269 and 4,200 shares of Common Stock,  respectively.  Each of Kahn Brothers, the Trust, Thomas G. Kahn and Mark E. Schwarz (collectively, the "Participants")
may be deemed  participants  in the  solicitation  of  proxies in respect of the annual meeting and the matters to be voted on. Additional  information regarding the  Participants  is included in their Schedule 13D, as amended,  jointly filed with the SEC on December 4, 2002.